Exhibit 32.2

CERTIFICATION OF
CHIEF FINANCIAL OFFICER
OF STILLWATER MINING COMPANY
PURSUANT TO 18 U.S.C. § 1350

Pursuant to 18 U.S.C. § 1350 and in connection with the accompanying report on Form 10-Q for the period ended June 30, 2004 that is being filed concurrently with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gregory A. Wing, Vice President and Chief Financial Officer of Stillwater Mining Company (the “Company”) hereby certify that, to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 5, 2004,

/s/ Gregory A. Wing

Gregory A. Wing
Vice President and Chief Financial Officer

The above certification is furnished solely to accompany the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) and is not being filed as part of the Form 10-Q or as a separate disclosure statement.